UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report
March 9, 2007
(Date of earliest event reported)
Callon Petroleum Company
(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
200 North Canal St.
Natchez, Mississippi 39120
(Address of principal executive offices, including zip code)
(601) 442-1601
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Press Release
Press Release

Section 2 — Financial Information
Item 2.02. Results of Operations and Financial Condition
     The following information, including the press release attached as exhibits 99.1, is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition,” not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     On March 9, 2007, Callon Petroleum Company issued the press release attached as Exhibit 99.1 providing information regarding the company’s operating results for the fourth quarter and the year ended December 31, 2006.
Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure
     The following information, including the press release attached as exhibit 99.2, is being furnished pursuant to Item 7.01 “Regulation FD Disclosure,” not filed, for purposes of Section 18 of the Exchange Act. This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
     On March 9, 2007, Callon Petroleum Company issued the press release attached as Exhibit 99.2 announcing guidance for the first quarter and full-year 2007.
     As disclosed in a previous press release dated March 6, 2007 and filed in the company’s Form 8-K on March 7, 2007, the company announced that a conference call would be held on Monday, March 12, 2007 beginning at 10:00 a.m. Central Standard Time.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits

Exhibit Number	Title of Document

99.1	Press release dated March 9, 2007 providing information regarding Callon Petroleum Company’s operating results the fourth quarter and the year ended December 31, 2006.

99.2	Press release dated March 9, 2007 announcing guidance for the first quarter and full-year 2007.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
March 12, 2007	By:	/s/ B.F. Weatherly
B.F. Weatherly
Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit Number	Title of Document

99.1	Press release dated March 9, 2007 providing information regarding Callon Petroleum Company’s operating results for the fourth quarter and the year ended December 31, 2006.

99.2	Press release dated March 9, 2007 announcing guidance for the first quarter and full-year 2007.

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